UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Linde plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LINDE PLC FORGE 43 CHURCH STREET WEST WOKING, SURREY GU21 6HT UNITED KINGDOM D83292-P74405-P74406 You invested in LINDE PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 25, 2022. Get informed before you vote View the Proxy Statement, 2021 Form 10-K and Annual Report to Shareholders and 2021 IFRS Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 11, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* July 25, 2022 1:00 P.M., local time The Corinthia Hotel Whitehall Place Westminster London, SW1A 2BD, U.K. *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1 For complete information and to vote, visit www.ProxyVote.com Control # Your Vote Counts! LINDE PLC 2022 Annual General Meeting Vote by July 24, 2022 11:59 PM ET Making our world

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote your shares. This is only an overview of the more complete proxy materials and proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to review the complete proxy materials before voting. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Stephen F. Angel For 1b. Sanjiv Lamba For 1c. Prof. DDr. Ann-Kristin Achleitner For 1d. Dr. Thomas Enders For 1e. Edward G. Galante For 1f. Joe Kaeser For 1g. Dr. Victoria Ossadnik For 1h. Prof. Dr. Martin H. Richenhagen For 1i. Alberto Weisser For 1j. Robert L. Wood For 2a. To ratify, on an advisory and non-binding basis, the appointment of PricewaterhouseCoopers (“PWC”) as the independent auditor. For 2b. To authorize the Board, acting through the Audit Committee, to determine PWC’s remuneration. For 3. To approve, on an advisory and non-binding basis, the compensation of Linde plc’s Named Executive Officers, as disclosed in the 2022 Proxy statement. For 4. To approve, on an advisory and non-binding basis, the Directors’ Remuneration Report (excluding the Directors’ Remuneration Policy) as set forth in the Company’s IFRS Annual Report for the financial year ended December 31, 2021, as required under Irish law.  For 5. To determine the price range at which Linde plc can re-allot shares that it acquires as treasury shares under Irish law. For 6. To consider and vote on a shareholder proposal regarding supermajority voting requirements in Linde’s Irish Constitution. Against In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D83293-P74405-P74406